UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3805 Edwards Road, Suite 605
Cincinnati, OH  45209
 (Address of principal executive offices including zip code)
(513) 824-8297

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 14, 2009, the Board of Directors (the “Board”) of Zoo Entertainment, Inc. (the “Company”) appointed David E. Smith as a director of the Company, to fill the existing vacancy on the Board.

There are no arrangements or understandings between Mr. Smith and any other person pursuant to which he was appointed as a director of the Company.  Mr. Smith has not previously held any positions in the Company, and does not have family relations with any directors or executive officers of the Company.   There are no transactions to which the Company is a party and in which Mr. Smith has a material interest that are required to be disclosed under Item 404(a), as modified by Item 404(d)(1) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2009

ZOO ENTERTAINMENT, INC.

	By:	/s/ David Fremed
	Name:	David Fremed
	Title:	Chief Financial Officer